Exhibit 32.2

ROYAL ENERGY RESOURCES, INC. FORM 10-Q

FOR THE SEVEN MONTH TRANSITION PERIOD ENDED SEPTEMBER 30, 2016

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Douglas C. Holsted, certify that:

1.	I am the Chief Financial Officer of Royal Energy Resources, Inc.

2.	Attached to this certification is Form 10-Q for the three and nine month period ended September 30, 2016, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains condensed financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

●	The periodic report containing the condensed financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

●	The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.

Date: November 14, 2016

By:	/s/ Douglas C. Holsted
Douglas C. Holsted Chief Financial Officer